UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2006
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-08454	36-2704017
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

300 Tower Parkway		60069
Lincolnshire, IL 60069		(Zip Code)
(Address of principal executive
offices)
Registrant’s telephone number, including area code (847) 541-9500
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Signature

Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
     On November 29, 2006, Forrest M. Schneider tendered his resignation from the Board of Directors of ACCO Brands Corporation (the “Company”) to be effective on November 30, 2006.
     With the resignation of Mr. Schneider, the Company’s Board will have eight members until a search to replace Mr. Schneider is completed.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)
By:	/s/ Steven Rubin
	Name:	Steven Rubin
	Title:	Senior Vice President, Secretary and General Counsel

Date: November 30, 2006

3